                                                                   EXHIBIT 10.13

                                 OFFICE LEASE
                                 ------------


THIS LEASE is made as of the        day of October, 1991, by and between

     THE BIANCHI JOINT VENTURE, a California General Partnership

(hereinafter called "Landlord"), and

     NAVIGATION TECHNOLOGIES, a Delaware corporation

(hereinafter called "Tenant").


The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.


                                  Witnesseth:

     1.   PREMISES.  Landlord hereby leases to Tenant and Tenant hereby hires
          --------
and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", situated in Sunnyvale, County of Santa Clara, State of California, and those more particularly described as follows:

     That certain approximately 20,000 square feet of space outlined on the floor plan attached hereto as on Exhibit "A" (the "Premises") located within that certain concrete building (the "Building"), which building is situated on that certain parcel of real property located on the southwesterly corner of East Arques Avenue and San Geronimo Way, Sunnyvale, California, commonly known as 740 East Arques Avenue, consisting of approximately 1.811 acres of land.

The term "Premises" as used throughout this Lease is hereby defined to include
(i) any improvements now or hereafter installed therein or attached thereto, and
(ii) the reasonable exclusive use by Tenant, its agents, employees and invitees of sidewalks and driveways in front of or adjacent to the Premises, and parking areas located on the Parcel. The leased area of the Premises shall be measured from outside of exterior walls to outside of exterior walls and shall include any atriums, depressed loading docks, covered entrances or expresses, and covered loading areas.

     2.   TERM.  The term of this Lease shall be for four (4) years and one (1)
          ----
month commencing on the 1st day of October, 1991, and ending on the 31st day of October, 1995, unless the term of the Premises hereby demised shall be sooner terminated as hereinafter provided.

     3.   POSSESSION.  Tenant is currently in possession of the Premises under
          ----------
the terms of the lease dated September 1986 by and between Justin M. Jacobs Sr., as Landlord and Karlin and Collins Inc. as Tenant. Tenant and Landlord upon the ratification of this Lease, agree to cancel said previous lease as of September 30, 1991 and Tenant agrees to take possession of the Premises in its current "as is" condition.

     4.   RENT.  Tenant agrees to pay to Landlord at such place as Landlord may
          ----
from time to time designate without deduction, offset, abatement, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises, the total sum of SIX HUNDRED THIRTY-SIX THOUSAND DOLLARS and XX/100 ($636,000.00) in lawful money of the United States of America, payable as follows:

          The sum of $8,750.00 payable each month from October 1, 1991 through September 30, 1992,

          The sum of $14,000.00 payable each month from October 1, 1992 through September 30, 1994,

          The sum of $15,000.00 payable each month from October 1, 1994 through October 31, 1995.

          (A)     ???
          (B)     ???

          (C)  Additional Rent.  Beginning with the commencement of the term
               ---------------
of this Lease, Tenant shall pay to Landlord in addition to the Base Rent and as Additional Rent the following:

               (i)   Taxes.
                     -----

                     (a)  As Additional Rent and in accordance with Paragraph
40 of this Lease, Tenant shall pay to Landlord all Real Property Taxes. The term "Real Property Taxes," as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on

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or measured by the gross receipts, income or rentals from the Complex, on
Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex then only that part of such Real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

                     (b) Tenant shall have no obligation to pay any charges, levies or fees imposed by reason of environmental regulations or other government control of the Parcel relating to toxic wastes or damage to the environment which Tenant does not create and, in the event Tenant does create such toxic wastes or damage to the environment and is therefore obligated to pay such charges, levies or fees, such obligation shall be limited to those charges which are required to be paid for clean-up or otherwise by applicable law or governmental authority. Furthermore, Landlord agrees to indemnify, defend and hold Tenant harmless from any and all charges, levies, fees, and all other claims and damages, including, without limitation, reasonable attorneys' fees, sustained by Tenant ("Claims") resulting from environmental regulations or government control of the Parcel relating to toxic wastes or damage to the environment except to the extent caused by Tenant.

                     (c) Tenant shall have no obligation to pay tax increases resulting from the sale, conveyance, assignment or transfer of the Building and/or the Parcel (i.e., Proposition 13 increases).

                     (d) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant. Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant, (ii) if the Tenant makes improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 3(C)(i)(a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

               (ii)  Property Insurance.  Landlord shall purchase and keep in
                     ------------------
force and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord the cost of a policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.

          Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

               (iii) Expenses of Operation, Management and Maintenance of the
                     --------------------------------------------------------
Common Areas of the Complex and Building in which the Premises are Located.
- --------------------------------------------------------------------------
As Additional Rent, and notwithstanding the provisions of Paragraph 43 to the contrary, Tenant shall pay directly or to Landlord all expenses of operating, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical, and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools, the cost of capital expenditures which have the effect of reducing operating expenses; provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen percent (15%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices; provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

          "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other Tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries.

          As Additional Rent, and notwithstanding the provisions of Paragraph 43 to the contrary, Tenant shall pay the cost of operation (including common utilities), management, maintenance, and repair of the Building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the Building (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and air conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings,

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window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators; license, permit, and inspection fees; security; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses; provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen percent (15%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

               (iv)  Utilities of the Building in Which the Premises are
                     ---------------------------------------------------
Located.  As Additional Rent, Tenant shall pay the cost of all utility charges
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such as water, gas, electricity, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the Building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

          Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises which such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord; provided, however, that if such interruption or failure lasts for forty hours or more all payments due hereunder shall be reduced by 50% until such interruption or failure is cured.

     Provided that Tenant is not in default in the performance or observance of any of the terms, covenants, or conditions of this Lease to be performed or observed by it. Landlord shall furnish to the Premises reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and air conditioning systems.
If Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office space. Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas, or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility; and any additional expense incurred by Landlord in keeping account of electric current, gas, or so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

     The Additional Rent due hereunder shall be paid to Landlord (i) within five
(5) days after presentation of invoice from Landlord setting forth such Additional Rent and/or (ii) at the option of Landlord. Tenant shall pay to Landlord monthly, in advance, Tenant's pro rata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditures for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default under this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items, within ten (10) days of notice of expenses.

     The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be pro rated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

          (D)  Time for Payment.  In the event that the term of this Lease
               ----------------
commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord, as rent for the period from such date of commencement to the first day of the next succeeding calendar month, that proportion of the monthly rent hereof which the number of days beyond such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease, for any reason, ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof, Tenant shall pay to Landlord, as rent for the period from said first day of the last calendar month to and including the last calendar day of the term hereof, that proportion of the monthly rent hereof which the number of days beyond said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

          (E)  Late Charge.  Notwithstanding any other provision of this Lease,
               -----------
if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge fee for each rental payment in default ten (10) days. Said later charge shall equal five percent (5%) of each rental payment so in default.

          (F)  First Month's Rent.  Lessor acknowledges receipt from Tenant on
               ------------------
the execution hereof, the sum of Eight Thousand Seven Hundred Fifty Dollars and Zero Cents ($8,750.00) consulting rent for the first month of the term hereof.

          (G)  Place of Payment of Rent and Direct Expenses.  All rental
               --------------------------------------------
hereunder and all payments hereunder for Operating Expenses and Taxes shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, at the office of Landlord at:

               Deerfield Realty Corporation
               1550 El Camino Real #260
               Menlo Park, CA 94025

or to such other person or to such other place as Landlord may, from time to time, designate in writing.

          (H)  Security Deposit.  Under the terms of the previous lease, the
               ----------------
Tenant has deposited with Landlord the sum of Fourteen Thousand Dollars ($14,000.00). Said sum shall continue to be held by Landlord as a Security Deposit for the faithful performance

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by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Lessor for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant or at Landlord's option, to the last assignee of Tenant's interest hereunder at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

     5.   USE.  Tenant shall use the Premises for general office, R&D, light
          ---
manufacturing and assembly, storage/warehouse and related uses and all other uses incidental thereto and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Complex of which the Premises are a part and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction, which shall by reason of the nature of Tenant's use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Complex and/or property located therein. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

     6.   NOTICES.  Any notice required or permitted to be given hereunder must
          -------
be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given forty eight hours after mailing when sent by registered or certified mail return receipt requested addressed to Tenant at the Complex of which the Premises are a part, or to Landlord at the address of Landlord set forth in Paragraph 3(6). Either party may by written notice to the other specify a different address for notice purposes except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

     7.   BROKERS.  Tenant warrants that it has had no dealings with any real
          -------
estate broker or agent in connection with the negotiation of this Lease excepting only Deerfield Realty and that it knows of no other real estate broker or agent who is, or might be, entitled to a commission in connection with this Lease, Landlord agrees to pay any and all commissions due to the above noted broker in connection with the execution of this Lease.

     8.   HOLDING OVER.  If Tenant holds over after the expiration or earlier
          ------------
termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at the market rental rate in effect upon the date of such expiration and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

     9.   CONDITIONS OF PREMISES.  Tenant acknowledges that neither Landlord nor
          ----------------------
any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Tenant's Premises and said Complex were at such time in satisfactory condition, for Tenant's purposes.

    10.   ALTERATIONS.  Tenant shall make no alterations, decorations, additions
          -----------
or improvements in or to the Premises in excess of $10,000.00 without Landlord's prior written consent which consent shall not be unreasonably withheld, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might reasonably interfere with Landlord's free access to mechanical installations or service facilities of the Complex or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such time and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all reasonable laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction. Before commencing any work, Tenant shall give Landlord at least five (5) days' written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense a completion and lien indemnity bond, satisfactory to Landlord, for such reasonable work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall coverings, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord and shall remain upon, and be surrendered with, the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, delivered at the time Tenant requests permission from Landlord to make such alterations or improvements, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair or, at Landlord's option, shall pay to the Landlord all costs arising from such removal.

     All personal property, office machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects and to the extent permitted by Law Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession; or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale, for such price as Landlord may obtain and apply the proceeds of such sale upon the expenses incident to the removal and sale of said effects.

    11.   REPAIRS.  Notwithstanding the provisions of paragraph 43 by entry
          -------
hereunder Tenant accepts the Premises as being in condition acceptable by Tenant, except as may be told to Landlord in writing within ten (10) days of entry hereunder. Tenant shall, at Tenant's sole cost and expense, maintain the Premises and every part thereof in the same condition and repair as delivered, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the conditions of the Premises or the Complex except as specifically herein set forth.

    12.   LIENS.  Tenant shall keep the Premises, the Complex and the property
          -----
upon which the Complex is situated free from any liens arising out of the work performed, materials furnished or obligations incurred by Tenant.

    13.   ENTRY BY LANDLORD.  Landlord reserves and shall at any and all times
          -----------------
have the right to enter the Premises to inspect the same, to supply janitorial services and any other service to be provided to Tenant by Landlord hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any portion of the Complex, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of the Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby so long as Landlord's entry is reasonable. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said door in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall so long as reasonable under the circumstances not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any reasonable damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of the Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

    14.   INDEMNIFICATIONS.  Tenant shall indemnify and hold harmless Landlord
          ----------------
against and from any and all causes and claims including, but not limited to, those arising from Tenant's use of the premises or the conduct of its business or from any activity, work done, permitted or suffered by the Tenant in or about the premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation of Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord; provided however, that the foregoing indemnification shall not be effective if any such claims arose from the active neglect or willful misconduct of Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the negligence or willful misconduct of Landlord. Landlord shall indemnify and hold harmless Tenant against and from any and all causes and claims arising from the active neglect or willful misconduct or intentional failure of Landlord to observe any of the terms.

    15.   DAMAGE TO TENANT'S PROPERTY.  Notwithstanding the provisions of
          ---------------------------
Paragraph 15 to the contrary, neither Landlord nor its agents shall be liable for any damage to property entrusted to employees of the Complex, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water which may leak from any part of the Complex or from the pipes, appliances or plumbing works therein or from the street or sub-surface or form any other place or resulting from dampness or any other cause whatsoever, unless the same is caused by the active negligence or willful or reckless misconduct of the Landlord. Landlord or its agents shall not be liable for any latent defect in the Premises or in the Complex. Notwithstanding the preceding sentence however, Landlord shall be responsible for any damage caused by defects in the roof up until the time Landlord replaces aid roof during the leasehold period. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Complex or of defects therein or in the fixtures or equipment.

    16.   INSURANCE SUBROGATION.  The parties release each other, and their
          ---------------------
respective authorized representatives, from any claims for damage to any person or to the Premises or the complex and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

     Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damages caused by fire and any of the risks insured against under any insurance policy required by this Lease.

    17.   LIABILITY INSURANCE.  Tenant shall, at Tenant's expense, obtain and
          -------------------
keep in force during the term of this Lease, a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, maintenance, repair or improvement of the Premises and as appurtenant thereto. Such insurance shall provide $1,000,000.00 combined single limit for bodily injury and property damage. The limits of said insurance shall not, however, limit the liability of the Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes. Tenant may carry said insurance under a blanket policy, satisfactory to Landlord. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A+ AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with evidence satisfactory to Landlord of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after fifteen (15) days' prior written notice to Landlord. Tenant acknowledges and agrees that insurance coverage carried by Landlord will not cover Tenant's property within the Premises or the Complex and that Tenant shall be responsible, at Tenant's sole cost and expense, for providing insurance coverage for Tenant's movable equipment, furnishing, trade fixtures and other personal property in or upon the Premises or the Complex, and for any alterations, additions or improvements to or of the Premises or any part thereof made by Tenant, in the event of damage or loss thereto from any cause whatsoever.

          (A)  Tenant's Personal Property Insurance and Workman's Compensation
               ---------------------------------------------------------------
Insurance.  Tenant shall maintain a policy or policies of fire and property
- ---------
damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

     Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

    18.   DAMAGE OR DESTRUCTION.
          ---------------------

          (A) In the event the Complex of which the Premises or a part thereof is damaged the Landlord shall:

               (i) In the event of the destruction of all or more than twenty-five percent (25%) of the full insurable value of the Complex, at Landlord's option, within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of said Complex and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect, or within said ninety (90) day period elect not to so repair, reconstruct or restore said Complex in which event this Lease shall terminate. In either event, Landlord shall give the Tenant written notice of its intention within said ninety (90) day period. In the event Landlord elects not to restore said Complex, said Lease shall be deemed to have terminated as of the date of such total destruction.

               (ii) In the event of a partial destruction of the Complex to an extent not exceeding Twenty-Five Percent (25%) of the full insurable value thereof and if the damage thereto is such that the Complex may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect.

          (B) Upon any termination of this Lease under any of the provisions of this Paragraph, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to the Landlord except for items which have therefore accrued and are then unpaid.

          (C) In the event of repair, reconstruction and restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionally in the ratio which the Tenant's use of said Premises is impaired during the period of such repair, reconstruction or restoration. The Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          (D) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Paragraph. Notwithstanding anything to the contrary contained in this Paragraph, should Landlord be delayed or prevented from repairing or restoring said damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other causes beyond the reasonable control of Landlord, the Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period.

          (E) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of said Complex and said Premises which were originally provided at Landlord's expense; and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

          (F) Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the term of this Lease or any extension thereof and the Lease shall terminate as of the date of such damage if Tenant so elects within thirty (30) days of the occurrence of such damage.

          (G) The provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the Civil Code of the State of California are hereby waived by Tenant.

    19.   EMINENT DOMAIN.  In case the whole of the Premises, or such part
          --------------
thereof as shall substantially interfere with the Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority, by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, the Tenant or the Landlord, may, at its option, terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not, because of such taking, assert any claim against the Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or any interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at its option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which said restoration is being made and to the part of the Premises of which Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any specific award made to Tenant for the taking of personal property and fixtures belonging to Tenant or the loss of Tenant's goodwill or relocation expenses.

    20.   DEFAULTS AND REMEDIES.
          ---------------------

          (A) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

               (i) The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

               (ii) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant hereunder, within five
          (5) days after written notice thereof from Landlord to Tenant.

               (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in (i) or
          (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant, provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
          Section 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion.

               (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (3) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

          (B) In the event of such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

               (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

               (iv) Any other amount necessary to compensate the Landlord for all the detriment approximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

          As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the prevailing discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus five percent (5%), but not more than the maximum rate permissible by law. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (C) In the event of any such default by Tenant, Landlord shall also have the right, to the extent permitted by law with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this subparagraph shall be construed as a election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

    21.   ASSIGNMENT AND SUBLETTING.  Tenant shall not voluntarily or by
          -------------------------
operation of law assign, transfer, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises and shall not sublet all or any part of the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall, at the option of Landlord, constitute grounds for termination of this Lease.

     No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent of any assignment or subletting.

     Each subletting or assignment to which Landlord has consented shall be by an instrument in writing in form satisfactory to Landlord and shall be executed by the sublessor or assignor and by the sublessee or assignee in each instance, as the case may be, and each sublessee or assignee shall agree in writing for the benefit of the Landlord herein to assume, to be bound by and to perform the terms, covenants, and conditions of this Lease to be done, kept and performed by the Tenant. One executed copy of such written instrument shall be delivered to the Landlord. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys fees and such other reasonable charges which Landlord incurs or causes to be incurred in conjunction with the processing and documentation of any such requested subletting or assignment of this Lease or Tenant's interest in and to the Premises in an amount not to exceed $500.00.

    22.   SUBORDINATION.  This Lease shall be subject and subordinate at all
          -------------
times to all ground and underlying leases which now exist or may hereafter be executed affecting the Complex or the land upon which the Complex is situated or both, and to the lien of any mortgages or deed of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and Complex or either thereof, or on Landlord's interest or Estate therein, or portion thereof, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that so long as Tenant is not in default, the terms of the Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages or deeds of trust. Tenant hereby agreeing at the written request of the Landlord under such ground or underlying lease or the purchaser of the Complex in such foreclosure or other proceedings, to attorn to such Landlord or to such purchase or, at such Landlord's or such purchaser's option, to enter into a new lease for the balance of the term hereof upon the same terms and provisions as are continued in this Lease. Notwithstanding the foregoing, Tenant will execute and deliver upon demand such further instrument or instruments evidencing such subordination of the Lease to the lien of any such mortgage or mortgages or deed of trust as may be required by Landlord.

    23.   ESTOPPEL CERTIFICATE.  Tenant shall, at any time and from time to time
          --------------------
upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledge that there is not, to Tenant's knowledge, any incurred defaults on the part of the Landlord hereunder, or specifying such defaults, if any, that are claimed. Any such statement may be relied upon by a prospective purchase or encumbrance of all or any portion of the real property of which the Premises are a part.

     Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

    24.   CONFLICT OF LAWS.  This Lease shall be governed by and construed
          ----------------
pursuant to the laws of the State of California.

    25. COMMON AREAS.  Tenant shall have the non-exclusive right, in common
        ------------
with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs and similar access and service ways and common areas in and adjacent to the Complex of which the Premises are a part subject to such nondiscriminatory rules and regulations as may be adopted by Landlord.

    26.   SUCCESSORS AND ASSIGNS.  This Lease shall be binding upon and shall
          ----------------------
inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

    27.   SURRENDER OF PREMISES.  The voluntary or other surrender of this lease
          ---------------------
by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases of subtenancies.

    28.   ATTORNEYS' FEES.  In the event that either party should bring suit or
          ---------------
commence arbitration under this lease or because of the breach of any provision of this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

    29.   PERFORMANCE BY TENANT.  All covenants and agreements to be performed
          ---------------------
by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to make, make any such payment or perform any other such action on Tenant's part to be made or performed as in this Lease provided. Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at an annual rate of five percent (5%) per annum plus the annual percentage rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act prevailing on the 25th day of the month preceding either the
(1) date on which this Lease is executed; or (2) the date the amount became due, whichever is less (but not more than the maximum rate permissible by law), until paid, unless otherwise specifically provided herein, but the payment of such interest shall not exercise or cure any default by Tenant under this Lease.

    30.   RULES AND REGULATIONS AND COMMON AREA.  Subject to the terms and
          -------------------------------------
conditions of this Lease and such Rules and Regulations as Landlord may from time to time reasonably prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex (if any) in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make reasonable changes in the shape, size, location, amount and extent of Common Area.
Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them, and cooperate in their observance. Such Rules and Regulations may be amended by Landlord form time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

     Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

    31.   DEFINITION OF THE LANDLORD.  The term "Landlord" as used in this
          --------------------------
Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer, assignment or other conveyance or transfers of any such title, the Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved form and after performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of the Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

    32.   WAIVER.  The waiver by either party of any breach of any term,
          ------
covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained nor shall any custom or practice which may arise between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

    33.   PARKING.  Tenant shall have the right to use with other tenants or
          -------
occupants of the Complex 100% of the parking spaces in the common parking areas
                         ----
of the Complex. Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said 100% allocated to Tenant hereunder. Landlord shall have the right, at Landlord's
- ----
sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Such parking spaces, if specifically designated by Landlord to Tenant, may be reasonably relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorized Landlords, at Tenant's sole expense, to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.

    34.   TERMS AND HEADINGS.  The words "Landlord" and "Tenant" as used herein
          ------------------
shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

    35.   EXAMINATION OF LEASE.  Submission of this instrument for examination
          --------------------
or signature by Tenant does not constitute a reservation of or option for a lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

    36.   TIME.  Time is of the essence with respect to the performance of every
          ----
provision of this Lease in which time or performance is a factor.

    37.   PRIOR AGREEMENTS, AMENDMENTS.  This Lease contains all of the
          ----------------------------
agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

    38.   SEPARABILITY.  Any provision of this Lease which shall prove to be
          ------------
invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

    39.   RECORDING.  Neither Landlord nor Tenant shall record this Lease or a
          ---------
short form memorandum thereof without the consent of the other.

    40.   EXHIBITS.  All Exhibits that are referred to in this Lease and
          --------
attached hereto are incorporated herein by this reference and made a part of the Lease.

    41.   SALE BY LANDLORD.  In the event of a sale, conveyance, assignment or
          ----------------
transfer of the Premises or any interest therein, by Landlord or any owner of the reversion then constituting Landlord, Landlord or such owner shall thereby be released from any further liability or obligation under any of the terms, covenants or conditions (express or implied) of this Lease in favor of Tenant; and in such event (as between Landlord or such owner and such successor in interest) Tenant agrees thereafter to look solely to the successor in interest of Landlord or such owner for further performance of All terms and obligations under this Lease. The terms of this Lease shall not be affected by any of the above, and Tenant agrees to attorn to the successor in interest of Landlord or such owner provided that such successor in interest of Landlord or such owner shall have assumed, pursuant to an agreement to which Tenant is a party, full liability for all obligations of Landlord, regardless of when incurred. In connection with such a sale, conveyance, assignment or transfer, Tenant agrees to provide to the prospective purchaser, at Landlord's request, a copy of Tenant's most recent then available financial statements, which such prospective purchaser shall agree to hold in confidence.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

    42.   SIGNS.  No sign, placard, picture, advertisement, name or notice shall
          -----
be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or to any exterior windows of the Premises without the written consent of Landlord first had and obtained which consent shall not be unreasonably withheld and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

     All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

    43.   LANDLORD'S REPAIR/REPLACEMENT RESPONSIBILITY.  Landlord at Landlord's
          --------------------------------------------
expense has agreed to perform those repairs to the driveway, HVAC system and roof that are described in the bids by Golden Gate Mechanical Corporation and the bid by Renew Sealers Paving Company which are attached hereto as exhibit B. However Landlord is still in the process of determining the extent of the driveway/parking area repair required and may upon agreement with the Tenant accept bids other than the one by Renew Sealers Paving Company. Tenant at Tenant's expense agrees to continue its normal and regular maintenance program of these items, but any repairs or replacements that are required will be the responsibility of Landlord. In addition Landlord will have an inspection of the roof bracing performed by Quake Structural, a qualified structural engineering firm, and agrees to perform the work recommended by them.

    44.   TOXIC CLAUSE.  Tenant shall not be responsible for any claim, damage
          ------------
or injury based upon or arising out of the actual or threatened discharge, disbursal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, lead paint, radon, waste materials, hazardous materials or other irritants, pollutants or contaminants into or upon the land, the atmosphere or any course or body of water, whether above or below ground which event is not directly related to Tenant's use of its premises.

    45.   AUTHORITY.  The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of the Landlord and Tenant, respectively.

     IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

TENANT                              LANDLORD

NAVIGATION TECHNOLOGIES             BIANCHI JOINT VENTURE


By:/s/ Thomas A. Lerone             By:/s/ Tito J. Bianchi
   ------------------------------      ------------------------------
                                    By:/s/ Nora Bianchi Stent
                                       ------------------------------

                            FIRST AMENDMENT TO LEASE


     This First Amendment to Lease ("First Amendment") is entered into as of March 24, 1995 (Effective Date") by and between THE BIANCHI JOINT VENTURE, a California general partnership (hereinafter "Landlord") and NAVIGATION TECHNOLOGIES, a Delaware Corporation ( hereinafter "Tenant"), with reference to the following facts:

                                    RECITALS

     46. The premises currently leased by Tenant pursuant to the lease dated October 1, 1991 consists of approximately 20,000 rentable square feet commonly known as 740 East Arques Avenue, Sunnyvale, California (hereinafter the "Premises").

     47. WHEREFORE, Landlord and Tenant wish to modify and amend the provisions of the Lease to provide that the Lease Term be extended for three (3) additional years. Tenant's lease during the extended period shall be subject to the terms and conditions of the Lease, as modified by the provisions set forth herein below.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     (A) EXPIRATION DATE. The expiration date for the Tenant's leasing of the Premises shall be extended from October 31, 1995 to October 31, 1998.

     (B) MONTHLY RENT. Paragraph 4 of the Lease is amended to provide that the Monthly Rent for the Premises shall be as follows:

                       PERIOD                         RENT PER MONTH
                11/01/95 TO 10/31/98            $12,500.00 NNN per month

     (C) TENANT IMPROVEMENT ALLOWANCE. Paragraph 10 of the Lease is amended to provide that the Landlord will contribute an additional tenant improvement allowance not to exceed $40,000 to be made available on the following schedule:

               $20,000 paid between 10/31/95 and 12/31/95
               $20,000 paid between 1/31/96 and 3/31/96

     (D) MONUMENT SIGN. Landlord, at Landlord's expense will provide a monument sign up to the size of the one at 255 San Geronimo, providing such sign meets the approval of all the appropriate governmental authorities. Tenant, at Tenant's expense, will be responsible for any corporate signage to be placed upon the monument.

     (E) FULL FORCE AND EFFECT: To the best of Landlord's and Tenant's knowledge, the Lease is in full force and effect, neither party is in default of its obligations under the Lease and neither party has claims, offsets, or defenses to the enforcement of the lease.

     (F) ENTIRETY. Except as provided in this First Amendment, the Lease, is the entire agreement between the parties except as expressed herein. Moreover, no subsequent change or modification of this Lease, as amended, shall be binding unless in writing and fully executed by Landlord and Tenant.

                                    TENANT:
Dated: 3/27/95                      NAVIGATION TECHNOLOGIES a
      ---------                     Delaware Corporation

                                    By: /s/ Thomas A. Lerone
                                       --------------------------------
                                    Its: Chief Executive Officer
                                        -------------------------------

                                    LANDLORD:
Dated: 3/29/95                      BIANCHI JOINT VENTURE,
      ----------                    a California General Partnership

                                    By: /s/ Tito J. Bianchi
                                       --------------------------------
                                         TITO J. BIANCHI

                                    By: /s/ Nora Bianchi Stent
                                       --------------------------------
                                         NORA BIANCHI STENT